Class A: GSGRX Class B: GSGBX Class C: GSGCX Institutional: GSIIX Service: GSGSX Class IR: GRGTX Class R: GRGRX
Before you invest, you may want to review the Goldman Sachs Growth and Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 29, 2010, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation and growth of income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 57 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page 117 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.25%	0.25%	0.25%	0.10%	0.60%	0.25%	0.25%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.25%	0.25%	0.25%	0.10%	0.10%	0.25%	0.25%

Total Annual Fund Operating Expenses	1.18%	1.93%	1.93%	0.78%	1.28%	0.93%	1.43%
Expense Limitation[2]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%

Total Annual Fund Operating Expenses After Expense Limitation	1.17%	1.92%	1.92%	0.77%	1.27%	0.92%	1.42%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.054% of the Fund’s average daily net assets through at least December 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

2	SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$663	$903	$1,162	$1,902

Class B Shares
— Assuming complete redemption at end of period	$695	$905	$1,241	$2,058
— Assuming no redemption	$195	$605	$1,041	$2,058

Class C Shares
— Assuming complete redemption at end of period	$295	$605	$1,041	$2,253
— Assuming no redemption	$195	$605	$1,041	$2,253

Institutional Shares	$79	$248	$432	$965

Service Shares	$129	$405	$701	$1,544

Class IR Shares	$94	$295	$514	$1,142

Class R Shares	$145	$451	$781	$1,712

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2010 was 93% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 65% of its total assets measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
The Fund’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Investment Adviser may decide to sell a position for various reasons. Some of these reasons may include valuation and price considerations, when the Investment Adviser adjusts its outlook on the security based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for a better risk/reward profiles than existing holdings, or for risk management purposes. In addition the Investment Adviser may sell a position in order to meet shareholder redemptions.
The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

3	SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND
PERFORMANCE
The bar chart at right and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional or Service shareholders and 800-526-7384 for all other shareholders.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2009	1 Year	5 Years	10 Years	Since Inception

Class A Shares (Inception 2/5/93)
Returns Before Taxes	11.73%	-1.50%	0.14%	5.55%
Returns After Taxes on Distributions	11.43%	-2.30%	-0.35%	4.45%
Returns After Taxes on Distributions and Sale of Fund Shares	7.94%	-1.20%	0.12%	4.42%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	8.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	7.62%

Class B Shares (Inception 5/1/96)
Returns Before Taxes	12.34%	-1.53%	0.09%	3.14%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	6.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	5.83%

Class C Shares (Inception 8/15/97)
Returns Before Taxes	16.31%	-1.13%	-0.05%	-0.17%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	4.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	3.29%

Institutional Shares (Inception 6/3/96)
Returns Before Taxes	18.71%	0.01%	1.13%	3.89%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	6.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	5.67%

Service Shares (Inception 3/6/96)
Returns Before Taxes	18.12%	-0.49%	0.62%	3.52%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%	6.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	5.98%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	18.51%	N/A	N/A	-12.13%
Russell 1000® Value Index(reflects no deduction for fees, expenses or taxes)	19.69%	N/A	N/A	-12.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	N/A	N/A	-10.60%

Class R Shares (Inception 11/30/07)
Returns	17.92%	N/A	N/A	-12.52%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	N/A	N/A	-12.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	N/A	N/A	-10.60%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4	SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Andrew Braun, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Sean Gallagher, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; and J. Kelly Flynn, Managing Director, has managed the Fund since 2009.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.
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